™ D E C E M B E R 2 0 2 2 IN V E ST O R E V E N T | SE N T I B IO SC IE N C E S Investor Event 1 December 2022

D E C E M B E R 2 0 2 2 IN V E ST O R E V E N T | SE N T I B IO SC IE N C E S Disclaimer 2 Forward Looking Statements This presentation contains forward-looking statements. Statements we make in this presentation may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “future,” “opportunity,” “proposed,” “targets,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements, including statements relating to the attributes and benefits of our technology platform and our product candidates, including their clinical and therapeutic potential which may fill existing treatment gaps, our plans to provide further pre-clinical data updates and the related timing, our plans to submit an IND for SENTI-202 and the related timing, our proposed Phase 1 study, including study design and endpoints, our manufacturing process and its potential benefits, our plans to buildout our cGMP facility and the related timing, and our cash position and runway, reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Many actual events and circumstances are difficult or impossible to predict, are beyond our control and will differ from assumptions. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, the risk that results observed in studies of our product candidates, including preclinical studies and future clinical trials of any of our product candidates, will not be observed in ongoing or future studies involving these product candidates, the risk that we may cease or delay clinical development of any of our product candidates for a variety of reasons (including requirements that may be imposed by regulatory authorities on the initiation or conduct of clinical trials, the amount and type of data to be generated, or otherwise to support regulatory approval, difficulties or delays in subject enrollment and continuation in current and planned clinical trials, difficulties in manufacturing or supplying our product candidates for preclinical and clinical testing, and any adverse events or other negative results that may be observed during preclinical or clinical development), our ability to obtain, maintain and protect our intellectual property, our dependence on third parties for development and manufacture of product candidates, our ability to manage expenses and to obtain additional funding when needed to support our business activities and establish and maintain strategic business alliances and new business initiatives, the impacts of macroeconomic and geopolitical events, including changing conditions from the COVID-19 pandemic, the hostilities in Ukraine, increasing rates of inflation and rising interest rates on business operations and expectation, and the risk that our product candidates may not produce therapeutic benefits or may cause other unanticipated adverse effects, as well as those set forth in the section titled “Risk Factors” in our Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on November 10, 2022, and our subsequent SEC filings. Except as required by law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Trademarks This document contains references to trademarks, trade names and service marks belonging to other entities. Solely for convenience, trademarks, trade names and service marks referred to in this presentation may appear without the ® or TM symbols, but such references are not intended to indicate, in any way, that the applicable owner will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names. We do not intend our use or display of other entities’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other entities.

Agenda

DECEMBER 2022 INVESTOR EVENT | SENTI BIOSCIENCES

Gene Circuits to Engineer Next Generation Cell Therapies

Tim Lu, MD, PhD – Co-founder & CEO

Treatment Paradigm and Unmet Medical Need in AML

Stephen A. Strickland, Jr., MD, MSCI - Director of Leukemia Research at the Sarah Cannon Transplant & Cellular Therapy Network

Update on SENTI-202 For Heme Malignancies

Kanya Rajangam, MD, PhD – Chief Medical and Development Officer (CMDO)

Conclusions and Next Steps

Tim Lu, MD, PhD – Co-founder & CEO

Q&A

3

D E C E M B E R 2 0 2 2 IN V E ST O R E V E N T | SE N T I B IO SC IE N C E S Gene Circuits to Engineer Next Generation Cell Therapies Tim Lu, MD, PhD - Co-founder & CEO 4

Senti's Next Generation Gene Circuit Technologies for Cancer Cell Therapy

DECEMBER 2022 INVESTOR EVENT | SENTI BIOSCIENCES

Gene Circuits for Cell Therapy:



Multi-Arming Logic Gating Regulator Dial

Can be applied to:



NK Cells T Cells iPSCs HSCs

Aim to..

- Enhance durability and persistence
- Address efficacy AND safety
- Increase specificity and dosing window
- Broaden patient access
- Address large unmet needs across multiple solid and liquid tumors

NK Cells: Natural Killer Cells, iPSCs: induced pluripotent stem cells, HSCs: hematopoietic stem cells

5

Today's Cell Therapies Are Largely Guided by Single CAR System and Limited to a Small Set of Potential Therapeutic Targets

DECEMBER 2022 INVESTOR EVENT | SENTI BIOSCIENCES

Only ~5% of potential surface proteins have been utilized in CAR therapies



Two key limitations of today's cell therapies

Heterogeneous antigen expression leading to tumor escape


Cancer cell killing
Undetected cancer cell

On-target / off-tumor killing leading to poor therapeutic window


Healthy cell killing

6

Senti's Gene Circuit Technology Has the Potential to Expand the Range of CAR Cell Therapies With Enhanced Efficacy and Precision

DECEMBER 2022 INVESTOR EVENT | SENTI BIOSCIENCES



Expanding the range of potential therapeutics into the "empty" space
Senti's next-gen capabilities
Bivalent activating CAR: OR GATE
Cancer cell killing
Cancer cell killing
Inhibitory CAR: NOT GATE
Healthy cell protection

7

Gene Circuits Designed to Solve for Key Cell Therapy Challenges

DECEMBER 2022 INVESTOR EVENT | SENTI BIOSCIENCES

Cancer Cell Therapy Challenges	Senti's Gene Circuit Solutions	
Lack of NK cell expansion and persistence	Multi-Arming	Autocrine and paracrine activation with proprietary **Calibrated Release** IL-15 (crIL-15) and other complementary cytokines (e.g., IL-21)
Antigen escape and tumor heterogeneity	Logic Gating	Bivalent activating CAR with **OR Logic Gate**
Dirty targets (on-target / off-tumor toxicity)	Logic Gating	Inhibitory CAR protects healthy cells with **NOT Logic Gate**
Immunosuppressive tumor microenvironment	Regulator Dial	Pulsed Calibrated Release IL-12 with small molecule-controlled **Regulator Dial**

8

NK Cells Compare Favorably to T Cell Based Therapies, While Gene Circuits Have Potential to Further Improve Efficacy, Safety, and Durability Further

DECEMBER 2022 INVESTOR EVENT | SENTI BIOSCIENCES

Capabilities	Current Auto T Cells	Senti's CAR-NK Cells
Off-the-shelf potential with broad patient accessibility	✗	✓
Designed with Logic Gates to achieve enhanced selectivity and safety	✗	✓
Engineered with enhanced persistence	N/A	✓
Engineered to stimulate the patient immune system	✗	✓

NK cells are an attractive modality vs T cells

- Extensive clinical experience with ~70 global peripheral blood derived unengineered NK cell therapy clinical trials[1]
- Well-tolerated with no/minimal CRS, neurotoxicity, GvHD
- Anti-tumor activity including CR observed in R/R AML

Key limitations noted with prior unengineered NK cell therapies

- Limited persistence
- Limited ability to cryopreserve
- Scale-up manufacture

Senti's Gene Circuit technology, donor selection and scalable manufacturing aim to address these limitations

1 Lamers-Kok Journal of Hematology & Oncology 2022

CRS: cytokine release syndrome, GvHD: graft-versus-host disease, AML: acute myeloid leukemia

9

Senti's Next Generation CAR-NK Cell Therapy Pipeline Tackles Hard to Treat Cancers With Gene Circuits

DECEMBER 2022 INVESTOR EVENT | SENTI BIOSCIENCES

Program	Target	Indications	Discovery	IND enabling	Phase 1	Gene Circuits
SENTI-202	CD33 and/or FLT3	AML, MDS and other blood cancers	2H 2023 IND			✓ Multi-Arming: designed for enhanced efficacy ✓ crIL-15: autocrine and paracrine activation ✓ OR GATE: bivalent activation ✓ NOT GATE selectivity: healthy cell protection
SENTI-301A	GPC3	HCC and other solid tumors	2023 IND			✓ Multi-Arming: designed for enhanced efficacy ✓ crIL-15: autocrine and paracrine activation
SENTI-401	CEA	CRC and other solid tumors	2024 IND			✓ Multi-Arming: designed for enhanced efficacy ✓ crIL-15: autocrine and paracrine activation ✓ NOT GATE selectivity: healthy cell protection ✓ IL-21: sustained anti-tumor function
Additional Programs	Undisclosed	Other tumors				Program candidates integrate Multi-Arming, Logic Gating and/or Regulator Dial Gene Circuits

MDS: myelodysplastic syndromes, HCC: hepatocellular carcinoma, CRC: colorectal cancerr

10

SENTI-202, a Novel, Multi-Armed, Off-The-Shelf, Selective CAR-NK Cell Therapy for Blood Cancers Including AML and MDS

DECEMBER 2022 INVESTOR EVENT | SENTI BIOSCIENCES



Bivalent CD33 and/or FLT3 activating CAR
Blast cell
LSC
CD33
Cancer cell killing
FLT3
Endomucin inhibitory CAR to protect healthy cells
Healthy cell protection
FLT3
EMCN
CD33
Persistence, activation of CAR-NK and immune cells
Calibrated release IL-15

Multi-Armed, off-the-shelf, selective CAR-NK

- ***OR GATE:*** <u>*bivalent* CD33 and/or FLT3 activation</u> → potential for deep and durable responses in acute myeloid leukemia (AML) and other blood cancers.
- ***NOT GATE:*** <u>inhibition by endomucin (EMCN) protective antigen</u> selectively expressed on healthy hematopoietic stem cells (HSCs) → potential for improved safety and increased therapeutic window
- ***crIL-15*** → potential for increased persistence, autocrine and paracrine immune cell activation

On track for IND in 2H 2023

LSCs: Leukemic Stem Cells

11

SENTI-202 Logic Gates Are Designed to Achieve Deep Clearance of AML Blasts and LSCs While Sparing Healthy HSCs

DECEMBER 2022 INVESTOR EVENT | SENTI BIOSCIENCES

FLT3 OR CD33 Engagement Triggers Killing of Heterogeneous AML Cancer Cells



SENTI-202
CAR-NK Cell
AML Cancer Cells
Cytokines
Cytotoxic granules
Activation
Apoptosis
Blast Cell
LSC

EMCN Engagement Enables Protection of Healthy HSCs



SENTI-202
CAR-NK Cell
Healthy
HSC
Do Not Kill



Activating CAR (aCAR)
Tumor-Associated Antigens
Inhibitory CAR (iCAR)
Safety Antigen
Antigen:
CD33
FLT3
EMCN

12

Senti's Proprietary crIL-15 Technology Aims to Enhances NK Cell Expansion, Persistence and Tumor Killing

DECEMBER 2022 INVESTOR EVENT | SENTI BIOSCIENCES

Enhanced NK Cell Expansion, Persistence and Tumor Killing

1. CYTOKINE SECRETION ONLY (PARACRINE)


IL-15

Secreted IL-15 can activate neighboring immune cells present in the local tumor microenvironment (TME)

2. MEMBRANE-BOUND ONLY (AUTOCRINE)


Membrane bound IL-15

Membrane-bound IL-15 on the cell surface leads to autocrine activity and increases CAR-NK cell activity/function

3. CALIBRATED RELEASE (cr) (PARACRINE AND AUTOCRINE)

Combines 1 & 2


crIL-15

- Secreted IL-15 activates neighboring immune cells present in the local TME
- Membrane-bound IL-15 on the cell surface increases NK cell activity/function

Cell Therapies Using This Approach

SENTI BIO

13

Scalable Manufacturing to Support Off-The-Shelf CAR-NK Products

DECEMBER 2022 INVESTOR EVENT | SENTI BIOSCIENCES


Scalable ~21 Day Process
Off-The-Shelf
1
Isolate from selected donors
NK Cells
Selected Donor
2
Engineer
Gene Circuit Engineered CAR-NK cells
Gene Circuits
3
Expand
4
Cryopreserve
Final product harvested and cryopreserved
5
Thaw and infuse
Patient
NK cells isolated from peripheral blood of selected donors
NK cells efficiently engineered with Gene Circuits
>100 doses per batch
High post-thaw potency
Easy to thaw vials
Outpatient use potential

14

D E C E M B E R 2 0 2 2 IN V E ST O R E V E N T | SE N T I B IO SC IE N C E STreatment Paradigm and Unmet Medical Need in AML Stephen A. Strickland, Jr., MD, MSCI - Director of Leukemia Research at the Sarah Cannon Transplant & Cellular Therapy Network 15

History of FDA Approvals and Current Clinical Trials in AML

History of FDA Approvals in AML:

1973
Cytarabine/
Daunorubicin
(7+3)

1977
First bone
marrow
transplant

2000
Gemtuzumab
ozogamicin

2002
Idarubicin

2010
Gemtuzumab
ozogamicin
(*withdrawal*)

2017
Midostaurin,
Gemtuzumab
ozogamicin (re-
approved), CPX-
351, Enasidenib

2018
Ivosidenib,
Gilteritinib,
Venetoclax,
Glasdegib

2020
Azacitidine
(maintenance)

Over 600 clinical trials recruiting in AML using various modalities:

Cell therapies or immune cell engagers directed at AML cells	Cell therapies designed to improve transplant outcomes	Small molecules for genetically defined subsets	Small molecules against broad targets/pathways
ADCs	Monoclonal antibodies	Radiopharmaceuticals	Vaccines

DO NOT DISTRIBUTE

SARAH CANNON

Significant Unmet Need in AML Even with Recent Approvals

- ~14,000 patients are newly diagnosed with AML in the US[1]
- Treatment at diagnosis generally includes intensive chemotherapy consolidated with HCT for younger fitter patients, and hypomethylating agents with venetoclax for older unfit patients
- Even with initial intensive treatment, 20-40% of patients fail to respond to up-front AML therapy while ~50% of those who attain an initial CR eventually relapse[2]
- Prognosis at relapse is grim with ~5-10 months overall survival in R/R AML patients and limited standard of care options that includes FLT3, IDH1/2 inhibitors if relevant mutations are present[3]



A
100
75
50
25
0
OS (%)
0
1
2
3
4
5
Time (years)
5.3 months median OS
12.6% 5-year OS
AML

1 Clarivate source data 2022; 2 Mangan Ther Adv Hematology 2011; 3 Brandwein
Figure from Brandwein Am J Blood 2020

DO NOT DISTRIBUTE

SARAH CANNON

AML Is a Heterogenous Disease and Requires Multi-Antigen Targeting

AML targets are notoriously heterogenous:

Target Antigen Expression on Various Cells[1]			
Antigen	**LSCs**	**Blasts**	**HSCs**
CD33 (SIGLEC3)	+/-	+	+/-
FLT3 (CD135)	+	+/-	+
CLL-1 (CLEC12A)	+/-	+	-
CD123*	+/-	+	+/-
CD38	-	+	-
NKG2D ligands	-	+	-

CAR targets in AML and CAR cell therapies currently in clinical trials[2]:



Targets Expressed on AML Blasts And/Or LSCs
CART-38
CD38
CD44v6 CAR T
CD44v6
CD70
CD70 CAR T
CAR.70/IL-15
CD117
IM23 CAR T
IL-3 CAR T
Anti-CD123 CAR T
CD123 CAR T
CART-123
UCART123v1.2
UniCAR02-T
JEZ-567
CD123
CD123/CLL1 CAR T
CLL-1
CLL-1 CAR T
KITE-222
ICG-144
Anti-CLL1 CART
CD276 (B7-H3)
TAA6
FLT3
Anti-FLT3 CAR T
AMG553
FRβ
Anti-ILT3 CAR T
ILT3 (LILRB4)
GM-CSF
NKG2D
CYAD-02
NKX101
NKG2D CAR T
Siglec-6
CD7
CD7 CAR T
PRGN-3006
CART-33
SC-DARIC-33
CD33

Targeting LSCs Is Critical in the Treatment of AML but Most CAR-Based Therapies Target Only One Antigen Leading To Incomplete Clearance of Leukemic Blasts and Stem Cells (LSCs), Tumor Escape and Eventual Patient Relapse

1 Valent Stem Cell Trans. Med. 2020, 2 Marvin-Peek Cancers 2022

* Note: CD123 is highly expressed in endothelial cells

DO NOT DISTRIBUTE

SARAH CANNON

The Need to Limit On-Target / Off-Tumor Toxicity in AML

- **Common AML targets are largely expressed on cancer cells AND healthy hematopoietic stem and progenitor (HSPC) cells** leading to on-target, off-tumor toxicity
- Targeting HSPCs results in prolonged aplasia and myelosuppression leading to anemia, thrombocytopenia, neutropenia, and attendant complications like bleeding and infections
- **There is an urgent need for novel AML therapies with minimal bone marrow toxicities from off tumor effects**



FLT3
CD33
CD123
Hematopoietic stem cell (HSC)
Leukemic stem cells (LSCs)
FLT3
Multipotent progenitor (MPP) cell
CD123
CLL-1
CD33
Common lymphoid progenitor (CLP) cell
Common myeloid progenitor (CMP) cell
Leukemic blast cells
T-cells
B-cells
NK-cells
Dendritic cells
Platelets
Red blood cells
Granulocytes
Macrophages

Targeting HSPCs leads to…

Myelosuppression	Anemia	Thrombocytopenia	Neutropenia
Consequence	Fatigue	Risk of bleeding	Risk of infection

DO NOT DISTRIBUTE

SARAH CANNON

ESAs = Erythropoiesis-stimulating agents, G-CSF = Granulocyte colony stimulating factor

D E C E M B E R 2 0 2 2 IN V E ST O R E V E N T | SE N T I B IO SC IE N C E SUpdate on SENTI-202 For Heme Malignancies Kanya Rajangam, MD, PhD - CMDO 20

SENTI-202 for CD33 and/or FLT3 Expressing Blood Cancers Including AML

DECEMBER 2022 INVESTOR EVENT | SENTI BIOSCIENCES

Proven Targets

- **FLT3 and/or CD33 expressed in ~95% of AML**
- Targeting FLT3 and CD33 with an OR GATE has potential of increased efficacy and deeper remission, due to decreased likelihood of tumor antigen escape
- Rigorous bioinformatics approach was used to identify CD33 and FLT3 as an optimal aCAR pair to provide broad coverage of blasts and LSCs

Bioinformatics approach to identify aCAR pair


Membrane proteins
20,216
Protein Coding
Genes
High expression in AML
7,860
Low non-hematopoietic
expression
2,611
Confirm high AML expression
2,152
Low healthy tissue expression
112
Manual curation
40
Optimization for AML
subpopulation coverage
7
FLT3 and CD33

21

D E C E M B E R 2 0 2 2 IN V E ST O R E V E N T | SE N T I B IO SC IE N C E S SENTI-202 Has Shown Robust Preclinical Anti-Tumor Activity 22 Vehicle Unengineered NK Cells SENTI-202 CAR- NK Cells Day: 7 28 34 Significant in vitro killing of leukemia cell line Robust suppression of tumor in AML MV4-11 xenotransplantation model Broad in vitro killing of primary AML and MDS tumor cells AML #1 0 10 20 30 40 50 60 70 80 90 100 Blasts LSCs Blasts LSCs Blasts LSCs Blasts % A M L/ M D S C el l K ill in g Unengineered NK Cells SENTI-202 CAR-NK Cells AML #2 AML #3 MDS 0 20 40 60 80 100 1:4 1:2 1:1 2:1 4:1 % C yt o to xi ci ty E:T Ratio Unengineered NK Cells SENTI-202 CAR-NK Cells

Senti's Discovery Platform Identified EMCN as a Key Protective Antigen for Healthy HSCs

DECEMBER 2022 INVESTOR EVENT | SENTI BIOSCIENCES

Challenge

Solution and Validation



Log2 Microarray Expression
16
14
12
10
8
6
4
AML Blasts
AML LSCs
Neutrophils
Healthy HSCs

FLT3 is expressed on healthy HSCs



Membrane proteins
20,216 Protein Coding Genes
High HSC/AML expression ratio
7,680
Confirm low AML expression
115
Manual curation
15
1
EMCN



Log2 Microarray Expression
8
7
6
5
4
3
2
AML Blasts
AML LSCs
Neutrophils
Healthy HSCs



Surface Protein
0% EMCN on primary AML LSCs
EMCN− 71.9
EMCN+ 0
70% EMCN on primary HSCs
EMCN− 26.9
EMCN+ 70.2
Side Scatter (SSC)
EMCN

The NOT GATE uses EMCN as a Protective Antigen input to differentiate between healthy HSCs and AML cells

23

Senti's Discovery Platform Identified LIR1 as the Optimal iCAR ICD for SENTI-202

DECEMBER 2022 INVESTOR EVENT | SENTI BIOSCIENCES

1- Screening and Identification of iCAR


Activating CAR (aCAR)
Anti-FLT3 scFV
H
TM
CD28
CD3Z
Inhibitory CAR (iCAR)
Anti-EMCN scFV
H
TM
Inhibitory domain
Native binding domains
Native inhibitory receptors
Native TM and inhibitor domains
ITMs

2- Killing Assays


On-tumor
Off-tumor

3- Logic Analysis


Off-tumor killing
On-target killing
NOT gate

Systematic approach to identify optimal iCAR ICD for SENTI-202 using a screen of native inhibitory proteins

Screen of anti-EMCN iCARs with various transmembrane and intracellular domains


Off-tumor killing (%)
On-tumor killing (%)
0
10
20
30
40
50
60
1:1
Control
LIR1
best NOT gate performance
iCAR type
Control
Sub-optimal
Optimal

Comparative analysis between NOT gates with different iCAR ICDs identified LIR1 as optimal ICD for SENTI-202

24

D E C E M B E R 2 0 2 2 IN V E ST O R E V E N T | SE N T I B IO SC IE N C E S SENTI-202 Preclinical Selectivity via Inhibitory CAR Binding Endomucin to Protect Healthy Primary Human HSCs 25 In vitro protection of healthy primary human HSC fraction expressing EMCN 0 10 20 30 40 50 60 CD33 and/or FLT3 CAR-NK Cells SENTI-202 CAR-NK Cells % K ill in g (L e u ke m ia ) 0 5 10 15 20 25 30 35 40 45 50 CD33 and/or FLT3 CAR-NK Cells SENTI-202 CAR-NK Cells % K ill in g (E M C N + H SC s)

SENTI-202 Preclinical Selectivity via EMCN iCAR Protects Model Healthy Cells *In Vivo* from aCAR-Mediated Killing

DECEMBER 2022 INVESTOR EVENT | SENTI BIOSCIENCES


Cancer cell killing
CD33
Cancer cell killing
FLT3
CD33
EMCN
Healthy cell protection


SENTI-202 CAR-NK Cells
"Healthy" Cells
50:50
Cancer Cells
I.V. injection
Blood draw After 27 days
"Healthy" Cells Spared
Cancer Cells Killed
Unengineered NK Cells
OR Gated CAR-NK Cells
SENTI-202 CAR-NK Cells
EMCN
CD56
target cells 93.5%
NK cells 6.5%
Normalized Counts
on-tumor 48.2%
off-tumor 51.8%
target cells 25.5%
NK cells 74.5%
on-tumor 41.7%
off-tumor 58.3%
target cells 77.4%
NK cells 22.6%
on-tumor 7.9%
off-tumor 92.1%
precise killing

26

D E C E M B E R 2 0 2 2 IN V E ST O R E V E N T | SE N T I B IO SC IE N C E S Calibrated Release IL-15 (crIL-15) Increases Persistence and Activation of Both CAR-NK and Immune Cells in Tumor Milieu 27 0 2,000 4,000 6,000 sIL-15 CAR-NK crIL-15 CAR-NK Pa ra cr in e A ct iv it y (p ST AT 5 M FI ) Phospho STAT5 levels increased in T cells exposed to supernatant from either crIL-15 or sIL-15 CAR-NK cell culture crIL-15: IL-15 released by local proteases → autocrine and paracrine effects crIL-15 has paracrine activity and activates resting immune cells crIL-15 increases persistence of CAR- NK cells 0 0.2 0.4 0.6 0.8 1 0 5 10 15 20 25 V ia b le C el ls ( e6 ) Days in Culture crIL-15 increases CAR-NK serial killing compared to secreted IL-15 crIL-15 CAR-NK Cells Unengineered NK Cells sIL-15: secreted wild-type IL-15 0 1 2 3 4 5 0 1 2 3 4 5 6 7 8 9 Tu m o r C el l A b u n d an ce Days Vehicle Unengineered NK Cells crIL-15 CAR-NK Cells sIL-15 CAR-NK Cells Cancer cells added Cancer cells added Cancer cells added

Proposed Phase 1 Study in R/R CD33+ And/or FLT3+ Malignancies With Focus on AML

DECEMBER 2022 INVESTOR EVENT | SENTI BIOSCIENCES

Planned Study Treatment/ Cycle

	Lymphodepletion *Fludarabine* *Cyclophosphamide*	SENTI-202 *2-3 dose levels of cells*			Efficacy *Additional cycles+*
Days	*-5 to -3*	*0*	*7*	*14*	*28*

Planned data-driven seamless Phase 1 to pivotal design

Proposed Phase 1 study anticipated to enroll R/R CD33+ and/or FLT3+ heme malignancies

- Modified "3+3" study design
- Enroll patients who have received at least 1 prior treatment including targeted agents if FLT3, IDH1/2 mutation+
- 2 of 3 patients at each dose level with AML
- Disease specific expansion cohorts for AML and MDS

Planned study endpoints

- Safety, DLT, identify recommended Phase 2 dose
- Efficacy using standard ELN 2022 criteria for AML and other disease specific consensus criteria
- PK, pharmacodynamics including endomucin protection, immunogenicity

28

D E C E M B E R 2 0 2 2 IN V E ST O R E V E N T | SE N T I B IO SC IE N C E SConclusions and Next Steps Tim Lu, MD, PhD - Co-founder & CEO 29

SENTI-202 Can Potentially Fulfill AML Treatment Gap

DECEMBER 2022 INVESTOR EVENT | SENTI BIOSCIENCES


SENTI-202

Multi-Arming	Calibrated release IL-15 **enhances NK cell expansion, persistence, and tumor killing**
Multi-Antigen Targeting	Simultaneously targeting FLT3 and/or CD33 via Logic Gating to drive **deeper clearance of AML blasts and LSCs** and **prevent antigen escape and patient relapse**
Healthy Cell Protection	Protection of healthy HSCs via EMCN NOT Gate to **minimize on-target/off-tumor toxicity, prevent myelosuppression and allow for repeat dosing**
Redosing Potential	**Potential to increase durability and response** by re-dosing patients
Scalable Manufacturing	**Rigorous screening and selection of GMP donors** to minimize variability

30

SENTI-202 Aims to Fill Key Unmet Need of Targeting Both AML Blasts and AML LSCs

DECEMBER 2022 INVESTOR EVENT | SENTI BIOSCIENCES

We believe that by *selectively targeting* FLT3 (LSCs) and/or CD33 (blasts), we have the potential to *provide AML patients with significantly deeper and longer remissions*. Our clinical program initially enrolls patients with R/R CD33 and/or FLT3 positive heme malignancies with focus on AML with the potential to expand into earlier lines of therapy

Select AML Cell Therapy Candidates in Development

Manufacturer	Modality	MOA / Target[1]	Target Blasts	Target LSCs
KITE-222	Autologous CAR-T cells	CLL-1	+	+/-
UCART12	Allogeneic CAR-T cells	CD123	+	+/-
NKX101	CAR-NK Cells	NKG2D ligands	+	-
FT538	iPSC-derived NK Cells	--	+	-
SENTI-202	CAR-NK Cells	FLT3 OR CD33 NOT EMCN	✓	✓

[1] HSC toxicity was observed for several preclinical FLT3-targeted therapies, including CAR-T, ADCs and BiTes

31

YTD Progress and Planned Milestones in the Next 12 Months

DECEMBER 2022 INVESTOR EVENT | SENTI BIOSCIENCES

- SENTI-202 IND in 2H 2023
- Pre-clinical data updates from multiple CAR-NK programs planned at key scientific meetings in 2023
- GMP facility buildout on track to enable clinical manufacturing of CAR-NK cells in 2023
- Continue to anticipate cash runway into 2024

32

Gene Circuits Can Vastly Expand the Universe of Cancer Targets and Tumors That Can Be Addressed With Cell Therapies

DECEMBER 2022 INVESTOR EVENT | SENTI BIOSCIENCES

Gene Circuit Technologies


Logic Gating
Multi-Arming
Regulator Dial


OR GATE to enhance efficacy and deepen response
Multi-Arming +/- Regulator Dial to overcome immunosuppressive TME
Need for Healthy Cell Protection
Target
Target
Target
FLT3*
CD33*
Target
Target
CEA*
Target
Target
Target
Target
Target
Target
NOT GATE enables expansion to dirty targets
Target
Target
Approved autologous CAR-T cell therapies
CD19
BCMA
Target
Target
Target
Target
GPC3*
Target
Heme Malignancies
Solid Tumors

* Senti's current CAR-NK programs

33

D E C E M B E R 2 0 2 2 IN V E ST O R E V E N T | SE N T I B IO SC IE N C E S Q&A 34